Borrowings (Details) - USD ($) $ in Thousands	Jun. 30, 2022	Dec. 31, 2021
Borrowings
Amounts due within one year	$ 163,821	$ 103,493
Less: unamortized deferred loan issuance costs	(4,479)	(4,186)
Borrowings - current portion	159,342	99,307
Amounts due after one year	884,168	996,242
Less: unamortized deferred loan issuance costs	(7,366)	(9,791)
Borrowings - non-current portion	876,802	986,451
Total	$ 1,036,144	$ 1,085,758